Exhibit 10(o)

Security Agreement

Lender/Secured Party: Bank of America, N.A. 9000 Southside Boulevard Building 100 FL9-100-03-15 Jacksonville, Florida 32256	Debtor: Florida Public Utilities Company 401 South Dixie Highway West Palm Beach, Florida 33401

Debtor/Pledgor is:   A Florida Corporation

Address is Debtor's/Pledgor's:  Chief Executive Office.

Collateral (hereinafter defined) is located at:  Debtor's/Pledgor's address shown above and at the following addresses: _______________________________________________________________

1.

Security Interest.   For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor assigns and grants to Lender (also known as "Secured Party"), a security interest and lien in the Collateral (hereinafter defined) to secure the payment and the performance of the Obligations (hereinafter defined).

2.

Collateral.   A security interest is granted in the following collateral described in this Item 2 (the “Collateral"):

A.       Accounts.    Any and all rights of Debtor to the payment for goods sold or leased or for services rendered which is not evidenced by an instrument or chattel paper whether or not earned by performance, and whether now existing or hereafter arising.

B.

Inventory.  Any and all of Debtor's goods, whether now owned or hereafter acquired, held for sale or lease or furnished or to be furnished under contracts of service or if they are raw materials, work in process or materials used or consumed in Debtor's business, along with all documents of title covering all or any part of the foregoing.

C.

Proceeds.  Any and all cash or non-cash proceeds of, the Collateral.

3.

Description of Obligation(s).  The following obligations ("Obligation" or "Obligations") are secured by this Agreement:  The indebtedness evidenced by the Revolving Promissory Note, dated October 29, 2004, in the principal amount of $20,000,000, made by the Debtor and payable to the Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for said Note, including all principal and interest thereunder, together with all other Obligations (as defined in the hereinafter defined Loan Agreement), indebtedness and costs and expenses for which the Debtor is responsible under this Agreement or under the Amended and Restated Loan Agreement (the "Loan Agreement"), dated as of October 29, 2004, between the Debtor and the Lender.  The Obligations also include all costs incurred by the Lender to obtain, preserve, perfect and enforce this Agreement and maintain, preserve, collect and realize upon the Collateral and all other costs and attorneys fees incurred by the Lender for which the Debtor is obligated to pay the Lender in accordance with the terms of the Loan Agreement.

4.

Debtor's Warranties.  Debtor hereby represents and warrants to Lender as follows:

A.

Financing Statements.  No financing statement covering the Collateral is or will be on file in any public office, except the financing statements relating to this security interest, and no security interest, other than the one herein created, exists in the Collateral or any part thereof, except with respect to security interest(s) granted to Bank of America, N.A.

B.

Ownership.  Debtor has good and marketable title to the Collateral free from any setoff, claim, restriction, lien, security interest or encumbrance except liens for taxes not yet due and the security interest hereunder, except with respect to security interest(s) granted to Bank of America, N.A.

C.

Fixtures and Accessions.  None of the Collateral is affixed to real estate or is an accession to any goods, or will become a fixture or accession, except as expressly set out herein.

D.

Claims of Debtors on the Collateral.  All account debtors and other obligors whose debts or obligations are part of the Collateral have no right to setoffs, counterclaims or adjustments, and no defenses in connection therewith.

E.

Power and Authority.  Debtor has full power and authority to make this Agreement, and all necessary consents and approvals of any persons, entities, governmental or regulatory authorities and securities exchanges have been obtained to effectuate the validity of this Agreement.

5.

Debtor's Covenants.  Until full payment and performance of all of the Obligations and termination or expiration of any obligation or commitment of Lender to make advances or loans to Debtor, unless Lender otherwise consents in writing:

A.

Performance of Agreements.  Debtor shall perform all of its agreements herein and in any other agreements between it and Lender.

B.

Ownership and Maintenance of the Collateral.  Debtor shall keep all tangible Collateral in good condition.  Debtor shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein adverse to Lender.  Debtor shall keep the Collateral free from all liens and security interests except those for taxes not yet due and the security interest hereby created.

C.

Insurance.  Subject to any more restrictive provisions of the Loan Agreement, Debtor shall insure the Collateral with companies acceptable to Lender.  Such insurance shall be in an amount not less than the fair market value of the Collateral and shall be against such casualties, with such deductible amounts as Lender shall approve.  All insurance policies shall be written for the benefit of Debtor and Lender as their interests may appear, payable to Lender as loss payee, or in other form satisfactory to Lender, and such policies or certificates evidencing the same shall be furnished to Lender.  All policies of insurance shall provide for written notice to Lender at least thirty (30) days prior to cancellation.  Risk of loss or damage is Debtor's to the extent of any deficiency in any effective insurance coverage.

D.

Lender's Costs.  Debtor shall pay all costs necessary to obtain, preserve, perfect, defend and enforce the security interest created by this Agreement, collect the Obligations, and preserve, defend, enforce and collect the Collateral, including but not limited to taxes, assessments, insurance premiums, repairs, rent, storage costs and expenses of sales, legal expenses, reasonable attorney's fees and other fees or expenses for which Debtor is obligated to reimburse Lender in accordance with the terms of the Loan Agreement and the Related Documents (as defined in the Loan Agreement).  Whether the Collateral is or is not in Lender's possession, and without any obligation to do so and without waiving Debtor's default for failure to make any such payment, Lender at its option may pay any such costs and expenses, discharge encumbrances on the Collateral, and pay for insurance of the Collateral, and such payments shall be a part of the Obligations and bear interest at the Default Rate.  Debtor agrees to reimburse Lender on demand for any costs so incurred.

E.

Information and Inspection.  Debtor shall (i) promptly furnish Lender any information with respect to the Collateral requested by Lender; (ii) allow Lender or its representatives to inspect the Collateral, at any time and wherever located, and to inspect and copy, or furnish Lender or its representatives with copies of, all records relating to the Collateral and the Obligations; (iii) promptly furnish Lender or its representatives such information as Lender may request to identify the Collateral, at the time and in the form requested by Lender; and (iv) deliver upon request to Lender shipping and delivery receipts evidencing the shipment of goods and invoices evidencing the receipt of, and the payment for, the Collateral.

F.

Additional Documents.  Debtor shall sign and deliver any papers deemed necessary or desirable in the judgment of Lender to obtain, maintain, and perfect the security interest hereunder and to enable Lender to comply with any federal or state law in order to obtain or perfect Lender's interest in the Collateral or to obtain proceeds of the Collateral.

G.

Parties Liable on the Collateral.  Debtor shall preserve the liability of all obligors on any Collateral and shall preserve the priority of all security therefor.  Lender shall have no duty to preserve such liability or security, but may do so at the expense of Debtor, without waiving Debtor's default.

H.

Records of the Collateral.  Debtor at all times shall maintain accurate books and records covering the Collateral.  Debtor immediately will mark all books and records with an entry showing the absolute assignment of all Collateral to Lender, and Lender is hereby given the right to audit the books and records of Debtor relating to the Collateral at any time and from time to time.  The amounts shown as owed to Debtor on Debtor's books and on any assignment schedule will be the undisputed amounts owing and unpaid.

I.

Disposition of the Collateral.  If disposition of any Collateral gives rise to an account, chattel paper or instrument, Debtor immediately shall notify Lender, and upon request of Lender shall assign or indorse the same to Lender.  No  Collateral may be sold, leased, manufactured, processed or otherwise disposed of by Debtor in any manner without the prior written consent of Lender, except the Collateral sold, leased, manufactured, processed or consumed in the ordinary course of business.

J.

Accounts.  Each account held as Collateral will represent the valid and legally enforceable obligation of third parties and shall not be evidenced by any instrument or chattel paper.

K.

Notice/Location of the Collateral.  Debtor shall give Lender written notice of each office of Debtor in which records of Debtor pertaining to accounts held as Collateral are kept, and each location at which the Collateral is or will be kept, and of any change of any such location.  If no such notice is given, all records of Debtor pertaining to the Collateral and all  Collateral of Debtor are and shall be kept at the address(es) of Debtor above.

L.

Use and Removal of the Collateral.  Debtor shall not use the Collateral illegally.  Debtor shall not, unless previously indicated as a fixture, permit the  Collateral to be affixed to real or personal property without the prior written consent of Lender.  Debtor shall not permit any of the Collateral to be removed from the locations specified herein without the prior written consent of Lender, except for the sale of inventory in the ordinary course of business.

M.

Consumer Credit.  If any Collateral or proceeds includes obligations of third parties to Debtor, the transactions giving rise to the Collateral shall conform in all respects to the applicable state or federal law including but not limited to consumer credit law.  Debtor shall hold harmless and indemnify Lender against any cost, loss or expense arising from Debtor's breach of this covenant.

N.

Power of Attorney.  Debtor appoints Lender and any officer thereof as Debtor's attorney-in-fact with full power in Debtor's name and behalf to do every act which Debtor is obligated to do or may be required to do hereunder; however, nothing in this paragraph shall be construed to obligate Lender to take any action hereunder nor shall Lender be liable to Debtor for failure to take any action hereunder.  This appointment shall be deemed a power coupled with an interest and shall not be terminable as long as the Obligation is outstanding and shall not terminate on the disability or incompetence of Debtor.

O.

Waivers by Debtor.  Debtor waives notice of the creation, advance, increase, existence, extension or renewal of, and of any indulgence with respect to, the Obligation; waives presentment, demand, notice of dishonor, and protest; waives notice of the amount of the Obligation outstanding at any time, notice of any change in financial condition of any person liable for the Obligation or any part thereof, notice of any Event of Default, and all other notices respecting the Obligation; and agrees that maturity of the Obligation and any part thereof may be accelerated, extended or renewed one or more times by Lender in its discretion, without notice to Debtor.  Debtor waives any right to require that any action be brought against any other person or to require that resort be had to any other security or to any balance of any deposit account.  Debtor further waives any right of subrogation or to enforce any right of action against any other Debtor until the Obligations are paid in full.

P.

Other Parties and Other Collateral.  No renewal or extension of or any other indulgence with respect to the Obligations or any part thereof, no release of any security, no release of any person (including any maker, indorser, guarantor or surety) liable on the Obligations, no delay in enforcement of payment, and no delay or omission or lack of diligence or care in exercising any right or power with respect to the Obligations or any security therefor or guaranty thereof or under this Agreement shall in any manner impair or affect the rights of Lender under the law, hereunder, or under any other agreement pertaining to the  Collateral.  Lender need not file suit or assert a claim for personal judgment against any person for any part of the Obligations or seek to realize upon any other security for the Obligations, before foreclosing or otherwise realizing upon the Collateral. Debtor waives any right to the benefit of or to require or control application of any other security or proceeds thereof, and agrees that Lender shall have no duty or obligation to Debtor to apply to the Obligations any such other security or proceeds thereof.

Q.

Collection and Segregation of Accounts and Right to Notify.   Subject to any more restrictive provisions of the Loan Agreement or other Related Documents Lender hereby authorizes Debtor to collect the Collateral, subject to the direction and control of Lender, but Lender may, without cause or notice, curtail or terminate said authority at any time.  Upon notice by Lender, whether oral or in writing, to Debtor, Debtor shall forthwith upon receipt of all checks, drafts, cash, and other remittances in payment of or on account of the Collateral, deposit the same in one or more special accounts maintained with Lender over which Lender alone shall have the power of withdrawal.  The remittance of the proceeds of such Collateral shall not, however, constitute payment or liquidation of such Collateral until Lender shall receive good funds for such proceeds.  Funds placed in such special accounts shall be held by Lender as security for all Obligations secured hereunder.  These proceeds shall be deposited in precisely the form received, except for the indorsement of Debtor where necessary to permit collection of items, which indorsement Debtor agrees to make, and which indorsement Lender is also hereby authorized, as attorney-in-fact, to make on behalf of Debtor.  In the event Lender has notified Debtor to make deposits to a special account, pending such deposit, Debtor agrees that it will not commingle any such checks, drafts, cash or other remittances with any funds or other property of Debtor, but will hold them separate and apart therefrom, and upon an express trust for Lender until deposit thereof is made in the special account.  Lender will, from time to time, apply the whole or any part of the Collateral funds on deposit in this special account against such Obligations as are secured hereby as Lender may in its sole discretion elect.  At the sole election of Lender, any portion of said funds on deposit in the special account which Lender shall elect not to apply to the Obligations, may be paid over by Lender to Debtor.  At any time, whether Debtor is or is not in default hereunder, Lender may notify persons obligated on any Collateral to make payments directly to Lender and Lender may take control of all proceeds of any Collateral.  Until Lender elects to exercise such rights, Debtor, as agent of Lender, shall collect and enforce all payments owed on the Collateral.

R.

Compliance with State and Federal Laws.  Debtor will maintain its existence, good standing and qualification to do business, where required, and comply with all laws, regulations and governmental requirements, including without limitation, environmental laws applicable to it or any of its property, business operations and transactions.

6.

Rights and Powers of Lender.

  Lender, before or after default, without liability to Debtor may: obtain from any person information regarding Debtor or Debtor's business, which information any such person also may furnish without liability to Debtor; require Debtor to give possession or control of any Collateral to Lender; indorse as Debtor's agent any instruments, documents or chattel paper in the Collateral or representing proceeds of the Collateral; contact account debtors directly to verify information furnished by Debtor; take control of proceeds; release the Collateral in its possession to any Debtor, temporarily or otherwise; reject as unsatisfactory any property hereafter offered by Debtor as Collateral; set standards from time to time to govern what may be used as after-acquired Collateral; take control of funds generated by the Collateral, such as cash dividends, interest and proceeds or refunds from insurance, and use same to reduce any part of the Obligations; and demand, collect, convert, redeem, receipt for, settle, compromise, adjust, sue for, foreclose or realize upon the Collateral, in its own name or in the name of Debtor, as Lender may determine.  Lender shall not be liable for failure to collect any account or instruments, or for any act or omission on the part of Lender, its officers, agents or employees, except for its or their own willful misconduct or gross negligence.  The foregoing rights and powers of Lender will be in addition to, and not a limitation upon, any rights and powers of Lender given by law, elsewhere in this Agreement, or otherwise.  If Debtor fails to maintain any required insurance, to the extent permitted by applicable law Lender may (but is not obligated to) purchase single interest insurance coverage for the Collateral which insurance may at Lender's option (i) protect only Lender and not provide any remuneration or protection for Debtor directly and (ii) provide coverage only after the Obligation has been declared due as herein provided.  The premiums for any such insurance purchased by Lender shall be a part of the Obligations and shall bear interest at the maximum rate permitted by law.

7.

Default.

A.

Event of Default.  "Event of Default" has the same meaning herein as in the Loan Agreement.

B.

Rights and Remedies.  If any Event of Default shall occur, then, in each and every such case, Lender may, without presentment, demand, or protest; notice of default, dishonor, demand, non-payment, or protest; notice of intent to accelerate all or any part of the Obligations; notice of acceleration of all or any part of the Obligations; or notice of any other kind, all of which Debtor hereby expressly waives, (except for any notice required under this Agreement, under the Loan Agreement any Related Document or applicable law); at any time thereafter exercise and/or enforce any of the following rights and remedies at Lender's option:

i.

Acceleration. The Obligations shall, at Lender's option, become immediately due and payable, and the obligation, if any, of Lender to permit further borrowings under the Obligations shall at Lender's option immediately cease and terminate.

ii.

Possession and Collection of the Collateral.  At its option: (a) take possession or control of, store, lease, operate, manage, sell, or instruct any agent or broker to sell or otherwise dispose of, all or any part of the Collateral; (b) notify all parties under any account or contract right forming all or any part of the Collateral to make any payments otherwise due to Debtor directly to Lender; (c) in Lender's own name, or in the name of Debtor, demand, collect, receive, sue for, and give receipts and releases for, any and all amounts due under such accounts and contract rights; (d) indorse as the agent of Debtor any check, note, chattel paper, documents, or instruments forming all or any part of the Collateral; (e) make formal application for transfer to Lender (or to any assignee of Lender or to any purchaser of any of the Collateral) of all of Debtor's permits, licenses, approvals, agreements, and the like relating to the Collateral or to Debtor's business; (f) take any other action which Lender deems necessary or desirable to protect and realize upon its security interest in the Collateral; and (g) in addition to the foregoing, and not in substitution therefor, exercise any one or more of the rights and remedies exercisable by Lender under any other provision of this Agreement, under any of the other Loan Documents, or as provided by applicable law (including, without limitation, the Uniform Commercial Code as in effect in Florida (hereinafter referred to as the "UCC")).  In taking possession of the Collateral Lender may enter Debtor's premises and otherwise proceed without legal process, if this can be done without breach of the peace.  Debtor shall, upon Lender's demand, promptly make the Collateral or other security available to Lender at a place designated by Lender, which place shall be reasonably convenient to both parties.

Lender shall not be liable for, nor be prejudiced by, any loss, depreciation or other damages to the Collateral, unless caused by Lender's willful and malicious act.  Lender shall have no duty to take any action to preserve or collect the Collateral.

iii.

Receiver.  Obtain the appointment of a receiver for all or any of the Collateral, Debtor hereby consenting to the appointment of such a receiver and agreeing not to oppose any such appointment.

iv.

Right of Set Off.  Without notice or demand to Debtor, set off and apply against any and all of the Obligations any and all deposits (general or special, time or demand, provisional or final) and any other indebtedness, at any time held or owing by Lender or any of Lender's agents or affiliates to or for the credit of the account of Debtor or any guarantor or indorser of Debtor's Obligations.

Lender shall be entitled to immediate possession of all books and records evidencing any Collateral or pertaining to chattel paper covered by this Agreement and it or its representatives shall have the authority to enter upon any premises upon which any of the same, or any Collateral, may be situated and remove the same therefrom without liability.  Lender may surrender any insurance policies in the Collateral and receive the unearned premium thereon.  Debtor shall be entitled to any surplus and shall be liable to Lender for any deficiency.  The proceeds of any disposition after default available to satisfy the Obligation shall be applied to the Obligation in such order and in such manner as Lender in its discretion shall decide.

Debtor specifically understands and agrees that any sale by Lender of all or part of the Collateral pursuant to the terms of this Agreement may be effected by Lender at times and in manners which  could result in the proceeds of such sale as being significantly and materially less than might have been received if such sale had occurred at different times or in different manners, and Debtor hereby releases Lender and its officers and representatives from and against any and all obligations and liabilities arising out of or related to the timing or manner of any such sale.

8.

General.

A.

Parties Bound.  Lender's rights hereunder shall inure to the benefit of its successors and assigns.  In the event of any assignment or transfer by Lender of any of the Obligation or the Collateral, Lender thereafter shall be fully discharged from any responsibility with respect to the Collateral so assigned or transferred, but Lender shall retain all rights and powers hereby given with respect to any of the Obligation or the Collateral not so assigned or transferred.  All representations, warranties and agreements of Debtor if more than one are joint and several and all shall be binding upon the personal representatives, heirs, successors and assigns of Debtor.

B.

Waiver.  No delay of Lender in exercising any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right.  No waiver by Lender of any right hereunder or of any default by Debtor shall be binding upon Lender unless in writing, and no failure by Lender to exercise any power or right hereunder or waiver of any default by Debtor shall operate as a waiver of any other or further exercise of such right or power or of any further default.  Each right, power and remedy of Lender as provided for herein or in the Loan Agreement or other Related Documents, or which shall now or hereafter exist at law or in equity or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy.  The exercise or beginning of the exercise by Lender of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by Lender of any or all other such rights, powers or remedies.

C.

Agreement Continuing.  This Agreement shall constitute a continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this Agreement, and if all transactions between Lender and Debtor shall be closed at any time, shall be equally applicable to any new transactions thereafter.  Provisions of this Agreement, unless by their terms exclusive, shall be in addition to other agreements between the parties.  Time is of the essence of this Agreement.

D.

Definitions.    Unless the context indicates otherwise, definitions in the UCC apply to words and phrases in this Agreement; if UCC definitions conflict, Article 9 definitions apply.  Terms used herein and not otherwise defined have the meanings ascribed thereto in the Loan Agreement and the other Related Documents.

E.

Notices.  Notice shall be deemed reasonable if mailed postage prepaid at least five (5) days before the related action (or if the UCC elsewhere specifies a longer period, such longer period) to the address of Debtor given above, or to such other address as any party may designate by written notice to the other party.  Each notice, request and demand shall be deemed given or made, if sent by mail, upon the earlier of the date of receipt or five (5) days after deposit in the U.S. Mail, first class postage prepaid, or if sent by any other means, upon delivery.

F.

Modifications.  No provision hereof shall be modified or limited except by a written agreement expressly referring hereto and to the provisions so modified or limited and signed by Debtor and Lender.  The provisions of this Agreement shall not be modified or limited by course of conduct or usage of trade.

G.

Applicable Law and Partial Invalidity.  This Agreement shall be construed in accordance with the laws of the State of Florida. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement. The invalidity or unenforceability of any provision of this Agreement to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

H.

Financing Statement.  To the extent permitted by applicable law, a carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral shall be sufficient as a financing statement.

I.

ARBITRATION.   ARBITRATION AND WAIVER OF JURY TRIAL.  THIS SUBSECTION 8.I. CONCERNS THE RESOLUTION OF ANY CONTROVERSIES OR CLAIMS BETWEEN THE DEBTOR AND THE LENDER, WHETHER ARISING IN CONTRACT, TORT OR BY STATUTE, THAT ARISE OUT OF OR RELATE TO: (I) THIS AGREEMENT (INCLUDING ANY RENEWALS, EXTENSIONS OR MODIFICATIONS); OR (II) ANY DOCUMENT RELATED TO THIS AGREEMENT; (COLLECTIVELY A "CLAIM").

AT THE REQUEST OF THE DEBTOR OR THE LENDER, ANY CLAIM SHALL BE RESOLVED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (TITLE 9, U. S. CODE) (THE "ACT").  THE ACT WILL APPLY EVEN THOUGH THIS AGREEMENT PROVIDES THAT IT IS GOVERNED BY THE LAW OF A SPECIFIED STATE.

ARBITRATION PROCEEDINGS WILL BE DETERMINED IN ACCORDANCE WITH THE ACT, THE RULES AND PROCEDURES FOR THE ARBITRATION OF FINANCIAL SERVICES DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE TERMS OF THIS PARAGRAPH.  IN THE EVENT OF ANY INCONSISTENCY, THE TERMS OF THIS SECTION SHALL CONTROL.

THE ARBITRATION SHALL BE ADMINISTERED BY J.A.M.S. AND CONDUCTED IN WEST PALM BEACH, FLORIDA.  ALL CLAIMS SHALL BE DETERMINED BY ONE ARBITRATOR; HOWEVER, IF CLAIMS EXCEED $5,000,000, UPON THE REQUEST OF ANY PARTY, THE CLAIMS SHALL BE DECIDED BY THREE ARBITRATORS.  ALL ARBITRATION HEARINGS SHALL COMMENCE WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION AND CLOSE WITHIN 90 DAYS OF COMMENCEMENT AND THE AWARD OF THE ARBITRATOR(S) SHALL BE ISSUED WITHIN 30 DAYS OF THE CLOSE OF THE HEARING.  HOWEVER, THE ARBITRATOR(S), UPON A SHOWING OF GOOD CAUSE, MAY EXTEND THE COMMENCEMENT OF THE HEARING FOR UP TO AN ADDITIONAL 60 DAYS.  THE ARBITRATOR(S) SHALL PROVIDE A CONCISE WRITTEN STATEMENT OF REASONS FOR THE AWARD.  THE ARBITRATION AWARD MAY BE SUBMITTED TO ANY COURT HAVING JURISDICTION TO BE CONFIRMED AND ENFORCED.

THE ARBITRATOR(S) WILL HAVE THE AUTHORITY TO DECIDE WHETHER ANY CLAIM IS BARRED BY THE STATUTE OF LIMITATIONS AND, IF SO, TO DISMISS THE ARBITRATION ON THAT BASIS. FOR PURPOSES OF THE APPLICATION OF THE STATUTE OF LIMITATIONS, THE SERVICE ON J.A.M.S. UNDER APPLICABLE J.A.M.S. RULES OF A NOTICE OF CLAIM IS THE EQUIVALENT OF THE FILING OF A LAWSUIT.  ANY DISPUTE CONCERNING THIS ARBITRATION PROVISION OR WHETHER A CLAIM IS ARBITRABLE SHALL BE DETERMINED BY THE ARBITRATOR(S).  THE ARBITRATOR(S) SHALL HAVE THE POWER TO AWARD LEGAL FEES PURSUANT TO THE TERMS OF THIS AGREEMENT.

THIS PARAGRAPH DOES NOT LIMIT THE RIGHT OF THE PLEDGOR OR THE LENDER TO: (I)  EXERCISE SELF-HELP REMEDIES, SUCH AS BUT NOT LIMITED TO, SETOFF; (II)  INITIATE JUDICIAL OR NONJUDICIAL FORECLOSURE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL; (III)  EXERCISE ANY JUDICIAL OR POWER OF SALE RIGHTS, OR (IV)  ACT IN A COURT OF LAW TO OBTAIN AN INTERIM REMEDY, SUCH AS BUT NOT LIMITED TO, INJUNCTIVE RELIEF, WRIT OF POSSESSION OR APPOINTMENT OF A RECEIVER, OR ADDITIONAL OR SUPPLEMENTARY REMEDIES.

BY AGREEING TO BINDING ARBITRATION, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM.  FURTHERMORE, WITHOUT INTENDING IN ANY WAY TO LIMIT THIS AGREEMENT TO ARBITRATE, TO THE EXTENT ANY CLAIM IS NOT ARBITRATED, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF SUCH CLAIM.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

NO PROVISION IN THIS AGREEMENT OR IN THE OTHER LENDER DOCUMENTS REGARDING SUBMISSION TO JURISDICTION AND/OR VENUE IN ANY COURT IS INTENDED OR SHALL BE CONSTRUED TO BE IN DEROGATION OF THE PROVISIONS OF THIS AGREEMENT OR IN ANY OTHER LENDER DOCUMENT FOR ARBITRATION OF ANY CONTROVERSY OR CLAIM.

J.

Controlling Document.  To the extent that this Security Agreement conflicts with or is in any way incompatible with the Loan Agreement or any Related Document concerning the Obligation, any promissory note shall control over any other document, and if such note does not address an issue, then each other document shall control to the extent that it deals most specifically with an issue.

K.

NOTICE OF FINAL AGREEMENT.  THIS WRITTEN SECURITY AGREEMENT AND THE LOAN AGREEMENT AND RELATED DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

M.

Amendment and Restatement.  This Security Agreement amends and restates in its entirety the Security Agreement, dated April 21, 2003, between Debtor and Secured Party, and is not terminated by Section 7.13 of the Loan Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed by their duly authorized representatives as of October 29, 2004.

Lender/Secured Party:	Debtor:
BANK OF AMERICA, N.A. By: ___________________________________ Name: Steven Whittingslow Title: Senior Vice President	FLORIDA PUBLIC UTILITIES COMPANY By: ___________________________________ Name: George M. Bachman Title: Chief Financial Officer and Treasurer

No Documentary Stamp Tax or Intangible Tax is due hereon.